Exhibit 99.1

FTAI Aviation Ltd. Announces Closing of Merger Transaction

NEW YORK, November 11, 2022 (GLOBE NEWSWIRE) -- FTAI Aviation Ltd. (NASDAQ: FTAI), a Cayman Islands exempted company (“FTAI” or the “Company”), announced today the closing of a previously announced merger transaction by and among FTAI, Fortress Transportation and Infrastructure Investors LLC and FTAI Aviation Merger Sub LLC. The execution of a definitive merger agreement outlining the terms of the transaction was initially announced on August 15, 2022. As a result of the merger, shares of Fortress Transportation and Infrastructure Investors LLC were exchanged automatically for shares of FTAI without any further action from the shareholders and Fortress Transportation and Infrastructure Investors LLC became a subsidiary of FTAI. The ordinary shares and preferred shares of the Company continue to trade on Nasdaq under the ticker symbols ‘‘FTAI,’’ ‘‘FTAIP,’’ ‘‘FTAIO’’ and ‘‘FTAIN,’’ respectively.  In connection with the merger, newly acquired FTAI shares will no longer be subject to Schedule K-1 reporting. Shareholders who held shares in 2022 prior to the merger will receive a final K-1 in 2023.

About FTAI Aviation Ltd.

FTAI owns and maintains commercial jet engines with a focus on CFM56 engines. FTAI’s propriety portfolio of products, including The Module Factory and a JV to manufacture engine PMA, enables it to provide cost savings and flexibility to our airline, lessor, and MRO customer base. Additionally, FTAI owns and leases jet aircraft which often facilitates the acquisition of engines at attractive prices. FTAI invests in aviation assets and aerospace products that generate strong and stable cash flows with the potential for earnings growth and asset appreciation.

Cautionary Language Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to information regarding the transactions contemplated by the spin-off and the commencement of trading. Forward-looking statements are not statements of historical fact but instead are based on our present beliefs and assumptions and on information currently available to FTAI. You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “contemplates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this communication are based upon our historical performance and on our current plans, estimates and expectations in light of information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, but not limited to, the risk factors set forth in Item 1A. “Risk Factors” of FTAI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and FTAI’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, as updated by annual, quarterly and other reports FTAI files with the SEC, which are available on FTAI’s website (www.ftaiaviation.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for FTAI to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. FTAI expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in FTAI’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
FTAI Aviation Ltd.
(646) 734-9414
aandreini@fortress.com